BlackRock Series Fund, Inc.
BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.
BlackRock Government Money Market V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 22, 2016
to the Statement of Additional Information of each Fund

Effective immediately, Part II of each Fund’s Statement of Additional Information (“SAI”) is amended as follows:

The section entitled “Investment Risks and Considerations — Commercial Paper and Other Short Term Obligations” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”), if applicable. Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

The first paragraph of the section entitled “Investment Risks and Considerations — Municipal Investments — Municipal Securities — Short-Term Maturity Standards” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 60 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The section entitled “Investment Risks and Considerations — Municipal Investments — Municipal Securities — Quality Standards” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) otherwise are determined by the Manager to present minimal credit risks to the Fund. A Fund’s investments in municipal bonds will be in securities that have been determined by the Manager to present minimal credit risks to the Fund. In addition, certain Funds may require that portfolio investments (or their issuers) receive minimum credit ratings from one or more NRSROs, or if not rated, are determined by the Manager to be of comparable quality to securities that have received such rating(s). Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. For a description of debt ratings, see Appendix A — “Description of Bond Ratings.”

The section entitled “Investment Risks and Considerations — Repurchase Agreements and Purchase and Sale Contracts” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Manager. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs, including collateral that may be below investment grade. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies any additional credit quality standards applicable to the Fund.

The section entitled “Investment Risks and Considerations — Rule 2a-7 Requirements — Portfolio Diversification and Quality” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Portfolio Diversification and Quality. Immediately after the acquisition of any security, taxable money market funds must not have invested more than: Five percent of its total assets in securities issued by the issuer of the security, provided, however, such a fund may invest up to twenty-five percent of its total assets in the securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time; and ten percent of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee.

The section entitled “Investment Risks and Considerations — Taxable Money Market Securities” in Part II of each Fund’s current SAI is deleted in its entirety and replaced with the following:

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which the Funds invest will be determined by the Manager to present minimal credit risks to the Fund, and certain Funds may require that portfolio investments (or their issuers) receive minimum credit ratings from one or more NRSROs, or if not rated, are determined by the Manager to be of comparable quality to securities that have received such rating(s). Certain Funds will not invest in taxable short term money market securities.

Shareholders should retain this Supplement for future reference.

PRO-VARSRS-0916SUP